UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (202) 467-6868
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	LQDT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events
As disclosed in its Quarterly Report on Form 10-Q filed on August 6, 2020, Liquidity Services, Inc. (“the Company”) has $10.1 million of remaining authorization to repurchase shares of the Company’s common stock under its existing share repurchase program. The Company is planning repurchases under the program this fiscal quarter, however the Company cannot predict if such transactions will occur and, if so, the exact date or how many shares of common stock that it will repurchase. The amount of any repurchases under the program depends on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, availability, general business and market conditions, including the impact and duration of the COVID-19 pandemic on those factors, and the existence of alternative investment opportunities. Information regarding completed share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Security Exchange Act of 1934 as amended (the “Exchange Act”). In implementing share repurchases, the Company may purchase shares in the open market or through a variety of methods as permitted by applicable securities laws and other legal requirements, including through the use of a Rule 10b5-1 plan.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, statements regarding the Company’s business outlook and potential uses of capital, including with respect utilization of the Company’s previously disclosed share repurchase program; anticipated economic and operational impacts to the COVID-19 global pandemic, especially if there is a rise in COVID-19 deaths that precipitates re-closures or extended restrictions on international travel; the migration of our retail marketplace to our core e-commerce technology platform; expected future effective tax rates; and trends and assumptions about future periods. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

There are several risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements in this document. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in our filings with the SEC from time to time, and include, among others, changes in political, business and economic conditions, regional or general economic downturn or crisis and any conditions that affect e-commerce growth or cross-border trade; the impact of the coronavirus pandemic on our Company, our employees, our sellers and buyers, and global supply chains; disruptions of transactions due to the coronavirus pandemic, including the impact of such disruptions on the Company’s ability to generate profits, stabilize or grow GMV or accurately forecast transactions; disruptions in the Company’s workforce as a results of the Company’s efforts to limit of the impact of the coronavirus pandemic on the Company’s operations and financial condition; the Company's need to successfully react to the increasing importance of mobile commerce; digital marketing and data analytics; our dependence on our contract with Amazon for a significant portion of our inventory; variability in business related to mix, timing, and volume of supply; speed of recovery following natural disasters and severe weather; intense competition in our lines of business; our ability to successfully expand the supply of merchandise available for sale on our online marketplaces; our ability to attract and retain active professional buyers to purchase this merchandise; the timing and success of upgrades to our technology infrastructure; our ability to successfully integrate the Machinio operations with our business and realize the anticipated benefits; our management reorganization and our ability to retain key employees; business realignment costs related to severance and relocation of offices and facilities; our ability to attract and retain key employees; our ability to raise additional capital as and when required; our ability to timely upgrade and develop our technology systems, infrastructure and customer service capabilities at reasonable cost while maintaining site stability and performance and adding new products and features; our ability to enhance and improve our newly launched e-commerce technology platform and support services provided on this platform in a timely manner, our ability to price services to meet market demand; our reliance on third-party technology, such as Microsoft Azure cloud computing services and Oracle Fusion for enterprise resource planning and disruption to these cloud services or our ability to continue to license these cloud services to run our business or our ability to successfully configure these services to our business needs could expose us to performance claims as well as cause significant harm to our brand and reputation, which could impact our future sales; the success of our AllSurplus marketplace, including the success of the launch of our anticipated consolidated marketplace, the implementation of the marketing-tech-enhanced improvements to this marketplace and the realization of anticipated benefits from these actions; and the risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the year ended September 30, 2019, and Quarterly Report on Form 10-Q for the quarters ended December 31, 2019 and March 31, 2020, which are available on the SEC and Company websites. There may be other factors of which we are currently unaware or which we deem immaterial that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2020      LIQUIDITY SERVICES, INC.
          (Registrant)

By:   /s/ Mark A. Shaffer___________
Name:  Mark A. Shaffer
Title: Vice President, General Counsel and Corporate Secretary